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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                 May 31, 2001
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                                Date of Report


                                ENHERENT CORP.
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              Exact Name of Registrant as Specified in Charter)

                        Commission File Number 0-23315


        Delaware                                             13-3914972

State or other jurisdiction                          IRS Employer Identification
of Incorporation                                     No.



                          12300 Ford Rd., Suite 450
                             Dallas, Texas 75234
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                    Address of Principal Executive Offices


                                (972) 243-8345
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              Registrant's telephone number, including area code

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Item 5.     Other Events.


         On May 24, 2001, enherent Corp. (the "Registrant") announced it received a NASDAQ Staff Determination on May 23, 2001, indicating that the Company had failed to comply with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5). Therefore, the Company's securities would be delisted from the NASDAQ National Market at the opening of business on May 30, 2001.

              The Registrant determined that it would not appeal the NASDAQ Staff's Determination, and therefore the Company's common stock commenced trading over-the-counter on the National Association of Securities dealers' Electronic Bulletin Board ("OTC BB") effective May 30, 2001.

                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


enherent Corp.

Date:    May 31, 2001                         By: /s/  DAN S. WOODWARD
                                                       -----------------------
                                                       Dan S. Woodward
                                                       President and Chief
                                                       Executive Officer


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                                EXHIBIT INDEX

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Exhibit No.     Description
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
99.1            Press Release issued by the Company, dated May 24, 2001.

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